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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

EchoStar Communications Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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4) Date Filed:

SEC 1913 (02-02)	Persons who potentially are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

April 4, 2003

DEAR SHAREHOLDER:

     It is a pleasure for me to extend to you an invitation to attend the 2003 Annual Meeting of Shareholders of EchoStar Communications Corporation. The Annual Meeting will be held on Tuesday, May 6, 2003, at 12:00 noon, local time, at EchoStar’s headquarters located at 5701 South Santa Fe Drive, Littleton, Colorado 80120.

     The enclosed Notice of Meeting and Proxy Statement describe the proposals to be considered and voted on at the Annual Meeting. During the Annual Meeting, we also will review EchoStar’s operations and other items of general interest regarding the corporation.

     We hope that all shareholders will be able to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting personally, it is important that you be represented. To ensure that your vote will be received and counted, please promptly complete, date and return your proxy card in the enclosed return envelope.

     On behalf of the Board of Directors and senior management of EchoStar, I would like to express our appreciation for your support and interest in the corporation. I look forward to seeing you at the Annual Meeting.

CHARLES W. ERGEN Chairman and Chief Executive Officer

5701 South Santa Fe Drive • Littleton, Colorado 80120 • Tel: (303) 723-1000 • Fax: (303) 723-1999

NOTICE OF 2003 ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF ECHOSTAR COMMUNICATIONS CORPORATION:

     The Annual Meeting of Shareholders of EchoStar Communications Corporation will be held on Tuesday, May 6, 2003, at 12:00 noon, local time, at our headquarters located at 5701 South Santa Fe Drive, Littleton, Colorado 80120, to consider and vote upon:

1.	The election of the members of the Board of Directors;

2.	A proposal to amend our Amended and Restated Articles of Incorporation to modify one of its indemnification provisions relating to payment of litigation expenses;

3.	A proposal to ratify the appointment of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2003; and

4.	Any other business that may properly come before the Annual Meeting or any adjournment of the meeting.

     You may vote on these matters in person or by proxy. Whether or not you plan to attend the Annual Meeting, we ask that you vote by one of the following methods to ensure that your shares will be represented at the meeting in accordance with your wishes:

•	Vote by telephone, or electronically through the Internet, by following the instructions included with your proxy card; or

•	Vote by mail, by promptly completing and returning the enclosed proxy card in the enclosed addressed stamped envelope.

     Only shareholders of record at the close of business on March 21, 2003 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment of the meeting. We anticipate first mailing our proxy statement and proxy card on April 4, 2003.

By Order of the Board of Directors

DAVID K. MOSKOWITZ Senior Vice President, General Counsel, Corporate Secretary and Director

April 4, 2003

5701 South Santa Fe Drive • Littleton, Colorado 80120 • Tel: (303) 723-1000 • Fax: (303) 723-1999

PROXY STATEMENT
GENERAL INFORMATION
PROPOSAL NO. 1 — ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION AND OTHER INFORMATION
EXECUTIVE COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
INDEPENDENT AUDITORS
REPORT OF THE AUDIT COMMITTEE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PROPOSAL NO. 2 — AMENDMENT OF OUR ARTICLES OF INCORPORATION
PROPOSAL NO. 3 — RATIFICATION OF INDEPENDENT AUDITORS
WHERE TO GET ADDITIONAL INFORMATION
COST OF PROXY STATEMENT
SUBMISSION OF SHAREHOLDER PROPOSALS FOR 2003 ANNUAL MEETING
OTHER BUSINESS
APPENDIX A
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY STATEMENT
OF
ECHOSTAR COMMUNICATIONS CORPORATION

GENERAL INFORMATION

     This Proxy Statement is being furnished to you in connection with the 2003 Annual Meeting of Shareholders (the “Annual Meeting”) of EchoStar Communications Corporation (“EchoStar,” “we,” “us,” “our” or the “Corporation”). The Annual Meeting will be held on Tuesday, May 6, 2003, at 12:00 noon, local time, at our headquarters located at 5701 South Santa Fe Drive, Littleton, Colorado 80120.

     This Proxy Statement is being sent or provided to holders of record on March 21, 2003 of our Class A Common Stock (the “Class A Shares”) and Class B Common Stock (the “Class B Shares”).

     Your proxy is being solicited by our Board of Directors (the “Board”). It may be revoked by written notice given to our Secretary at any time before being voted. To vote by proxy, please complete the accompanying proxy card and return it to us as instructed in the proxy card. Proxies that are properly delivered to us and not revoked will be voted for the proposals described in this Proxy Statement in accordance with the instructions set forth on the proxy card. The Board is not aware of any matters proposed to be presented at the Annual Meeting other than the election of directors, amendment of our articles of incorporation, and ratification of KPMG LLP as our independent auditors for the fiscal year 2003. If any other matter is properly presented at the Annual Meeting, the persons named in the accompanying proxy card will have discretionary authority to vote on that matter in accordance with their best judgment. Your presence at the Annual Meeting does not of itself revoke your proxy.

Attendance at the Meeting

     All of our shareholders of record on March 21, 2003, or their duly appointed proxies, may attend the Annual Meeting. Seating, however, is limited. Admission to the Annual Meeting will be on a first-come, first-served basis. Registration and seating will begin at 11:30 a.m., local time, and the Annual Meeting will begin at 12:00 noon, local time. Each stockholder may be asked to present valid photo identification, such as a driver’s license or passport. Cameras, recording devices, and other electronic devices will not be permitted at the Annual Meeting.

     If your shares are held by a broker, bank or other nominee (often referred to as holding in “street name”) and you desire to attend the Annual Meeting, you will need to bring a legal proxy or a copy of a brokerage or bank statement reflecting your share ownership as of the record date, March 21, 2003. All shareholders must check in at the registration desk at the Annual Meeting.

Securities Entitled to Vote

     Only shareholders of record on March 21, 2003 are entitled to notice of the Annual Meeting and to vote their shares at the Annual Meeting. On that date 242,743,094 Class A Shares and 238,435,208 Class B Shares were issued and outstanding. Each of the Class A Shares is entitled to one vote per share on each proposal to be considered by our shareholders. Each of the Class B Shares is entitled to ten votes per share on each proposal to be considered by our shareholders.

Vote Required

     In accordance with our Amended and Restated Articles of Incorporation (our “Articles of Incorporation”), the presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the total voting power of all classes of our voting stock taken together shall constitute a quorum for the transaction of business at the Annual Meeting.

     The affirmative vote of a plurality of the votes cast at the Annual Meeting is necessary to elect a director. No cumulative voting is permitted. The affirmative vote of a majority of the voting power represented at the Annual Meeting is required to approve the proposals to amend our Articles of Incorporation and ratify the appointment of KPMG LLP as our independent auditors.

     The total number of votes cast “for” will be counted for purposes of determining whether sufficient affirmative votes have been cast to approve each proposal. Abstentions from voting on a proposal by a shareholder at the Annual Meeting, as well as broker non-votes, will be considered for purposes of determining the number of total votes present at the Annual Meeting. Abstentions will have the same effect as votes against proposals, but will not affect the election of directors. Broker non-votes will not be considered as votes “for” or “against” proposals, and will therefore not be considered in determining the election of directors or whether the proposals to amend our Articles of Incorporation and ratify the appointment of KPMG LLP as our independent auditors have passed or been ratified.

     Through his ownership of Class B Shares, Charles W. Ergen, our Chairman of the Board and Chief Executive Officer, possesses approximately 91% of our total voting power. Mr. Ergen has stated that he will vote for the election of each of the nominee directors and in favor of the proposals to amend our Articles of Incorporation and ratify the appointment of KPMG LLP as our independent auditors. Accordingly, the election of each of the director nominees, approval of the proposal to amend our Articles of Incorporation and ratification of the appointment of KPMG LLP as our independent auditors are assured notwithstanding a negative vote by any or all shareholders other than Mr. Ergen.

Householding

     We have adopted a procedure approved by the Securities and Exchange Commission (“SEC”) called “householding.” Under this procedure, service providers that deliver our communications to shareholders may deliver a single copy of our Annual Report and Proxy Statement to multiple shareholders sharing the same address, unless one or more of these shareholders notifies us that they wish to continue receiving individual copies. Shareholders who participate in householding will continue to receive separate proxy cards. This householding procedure will reduce our printing costs and postage fees.

     We will deliver promptly upon written or oral request a separate copy of our Annual Report or Proxy Statement, as applicable, to a shareholder at a shared address to which a single copy of the documents was delivered. Please notify our transfer agent at the address provided below to receive a separate copy of our Annual Report or Proxy Statement.

     If you are eligible for householding, but you and other shareholders with whom you share an address currently receive multiple copies of our annual reports and/or proxy statements, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of our Annual Report or Proxy Statement for your household, please contact our transfer agent, Computershare Investor Services, at 350 Indiana Street, Suite 800, Golden, CO 80401, telephone number 303-262-0600.

Our Mailing Address

     Our mailing address is 5701 South Santa Fe Drive, Littleton, Colorado 80120.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Nominees

     Our shareholders will elect seven directors at the Annual Meeting. Each of the directors will hold office until the next annual meeting of our shareholders or until their respective successors shall be duly elected and qualified. The affirmative vote of a plurality of the total votes cast is necessary to elect a director. Each nominee has consented to their nomination and has advised us that they intend to serve the entire term if elected.

     Last year we increased the size of the Board to nine members following the appointment of Jean-Marie Messier to the Board in January 2002 and the election of Michael T. Dugan as a director at our 2002 annual meeting. Mr. Messier was appointed to the Board in connection with Vivendi Universal’s purchase of our Series D convertible preferred stock in January 2002. Mr. Dugan was elected to the Board following Mr. Messier’s appointment to maintain an odd number of directors on the Board and avoid the potential for deadlock. We further increased the size of the Board to ten members in December 2002 with the appointment of Steven R. Goodbarn as an independent director.

     This year we are reducing the size of our Board to seven directors. O. Nolan Daines is not being nominated for reelection because he has become one of our senior vice presidents and is no longer an independent director. Jean-Marie Messier is not being nominated for reelection because we have repurchased Vivendi Universal’s investment in us. Mr. Dugan’s service is no longer required to maintain an odd number of directors on the Board and he has decided not to stand for reelection this year.

     The nominees for director are as follows:

		First Became
Name	Age	Director	Position with the Corporation

Peter A. Dea	49	2001	Director
James DeFranco	50	1980	Director and Executive Vice President
Cantey Ergen	48	2001	Director
Charles W. Ergen	50	1980	Chairman of the Board of Directors and
			Chief Executive Officer
Raymond L. Friedlob	58	1995	Director
Steven R. Goodbarn	45	2002	Director
David K. Moskowitz	44	1998	Director, Senior Vice President, General
			Counsel and Secretary

     The following sets forth the business experience of each of the nominees over the last five years:

     Peter A. Dea. Mr. Dea has served on the Board since June 2001 and is a member of our Audit Committee. Mr. Dea has served as president, chief executive officer and a director of Western Gas Resources since November 2001. He previously served as chairman of the board of directors of Barrett Resources Corporation from April 2000 to August 2001 and as chief executive officer from November 1999 to August 2001. In addition, Mr. Dea served as vice chairman of Barrett Resources from November 1999 until April 2000, as executive vice president—exploration from December 1998 until November 1999 and as senior vice president—exploration of Barrett Resources from June 1996 until December 1998.

     James DeFranco. Mr. DeFranco is our Executive Vice President and has been one of our vice presidents and a member of the Board since our formation. During the past five years he has held various executive officer and director positions with our subsidiaries. Mr. DeFranco co-founded EchoStar with Charles W. Ergen and his wife Cantey Ergen in 1980.

     Cantey Ergen. Mrs. Ergen has served on the Board since May 2001 and has had a variety of operational responsibilities with us over the past 22 years. Mrs. Ergen has served on the board of trustees of The Children’s Hospital of Denver since 2001 and served on the board of trustees of The Children’s Hospital Foundation of Denver during 2000. She has also served on the advisory board of the Girl Scouts USA Mile Hi Council based in Denver since 2000. Mrs. Ergen co-founded EchoStar with her husband Charles W. Ergen and James DeFranco in 1980.

     Charles W. Ergen. Mr. Ergen has been our Chairman of the Board and Chief Executive Officer since our formation. During the past five years he has also held various executive officer and director positions with our subsidiaries. Mr. Ergen co-founded EchoStar with his wife Cantey Ergen and James DeFranco in 1980.

     Raymond L. Friedlob. Mr. Friedlob has served on the Board and as a member of our Audit and Executive Compensation Committees since October 1995. Mr. Friedlob has been a member of the law firm of Friedlob Sanderson Paulson & Tourttillott, LLC since 1995, where he specializes in federal securities law, corporate law, transportation and taxation.

     Steven R. Goodbarn. Mr. Goodbarn joined the Board in December 2002 and is a member of our Audit Committee. Mr. Goodbarn was chief financial officer of Janus Capital Corporation from 1992 until late 2000. During that time, he was a member of the executive committee and served on the board of directors of many Janus corporate and investment entities. Mr. Goodbarn is a CPA and spent 12 years at Price Waterhouse prior to joining Janus.

     David K. Moskowitz. Mr. Moskowitz is one of our Senior Vice Presidents and our Secretary and General Counsel. Mr. Moskowitz joined us in March 1990. He was elected to the Board in 1998. Mr. Moskowitz is responsible for all of our legal affairs and performs certain business functions for us and our subsidiaries.

     The Board of Directors unanimously recommends a vote FOR the election of the nominees named herein (Item No. 1 on the enclosed proxy card).

Board of Directors and Committees

     The Board currently has an Executive Compensation Committee (the “Compensation Committee”) and an Audit Committee, both of which were established in October 1995 and both of which consist entirely of non-employee directors. The Board does not have a nominating committee.

     Compensation Committee. The principal functions of the Compensation Committee are to approve compensation of our executive officers and award grants to executive officers under our stock incentive plans. Mr. Dea and Mr. Goodbarn are the current members of the Compensation Committee. During 2002 the Compensation Committee included Mr. Daines, who served on the committee until the expiration of his term in May 2002, Mr. Dea, who succeeded Mr. Daines in May of 2002, and Mr. Friedlob, who was succeeded by Mr. Goodbarn in 2003.

     Audit Committee. The principal functions of the Audit Committee are to: (i) recommend to the Board and approve the selection of independent auditors; (ii) review and approve management’s plan for engaging our independent auditors during the year to perform non-audit services and consider what effect these services will have on the independence of our independent auditors; (iii) review our annual financial statements and other financial reports which require approval by the Board; (iv) review the adequacy of our internal accounting controls; and (v) review the scope of our independent auditors’ audit plans and the results of their audit. The Audit Committee operates under an Audit Committee Charter adopted by the Board and currently consists of Mr. Dea, Mr. Friedlob and Mr. Goodbarn. The Board, in its business judgement, has determined that each of Mr. Dea, Mr. Friedlob and Mr. Goodbarn is an “independent director” as currently defined in Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers, Inc.

     2002 Board Meetings. During the fiscal year ended December 31, 2002, the Board held seven meetings and acted by unanimous written consent in lieu of a meeting on 11 occasions. The Compensation Committee acted by unanimous written consent in lieu of a meeting on seven occasions during 2002. The Audit Committee held eight meetings and acted by unanimous written consent twice during 2002. With the exception of Mr. Messier, each director attended at least 75% of the aggregate of: (i) the total number of meetings of the Board held during the period in which he or she was a director, and (ii) the total number of meetings held by all committees of the Board on which he or she served.

     Directors are elected annually and serve until their successors are duly elected and qualified. Officers serve at the discretion of the Board.

Equity Security Ownership

     The following table sets forth, to the best of our knowledge, the beneficial ownership of our voting securities as of March 21, 2003 by: (i) each person known by us to be the beneficial owner of more than five percent of any class of our voting securities; (ii) each of our directors; (iii) the five most highly compensated persons acting as one of our executive officers (collectively, the “Named Executive Officers”); and (iv) all of our directors and executive officers as a group. Unless otherwise indicated, each person listed in the following table (alone or with family members) has sole voting and dispositive power over the shares listed opposite such person’s name.

	Number of	Percentage
Name (1)	Shares	of Class

Class A Common Stock (2):
Charles W. Ergen (3), (4), (20)	241,017,547	50.1%
Cantey Ergen (5), (20)	240,721,547	50.0%
FMR Corp. (6)	37,073,752	15.3%
Massachusetts Financial Services Company (7)	14,327,431	5.9%
Putnam Investments, LLC (8)	13,005,039	5.4%
James DeFranco (9), (20)	7,923,515	3.3%
Michael T. Dugan (10), (20)	1,080,887	*
David K. Moskowitz (11), (20)	891,618	*
Soraya Hesabi-Cartwright (12), (20)	725,312	*
O. Nolan Daines (13)	58,000	*
Raymond L. Friedlob (14)	38,000	*
Michael R. McDonnell (15), (20)	20,454	*
Peter A. Dea (16)	10,000	*
Jean-Marie Messier (17)	10,000	*
Steven R. Goodbarn (18)	10,000	*
All Directors and Executive Officers as a Group (16 persons) (19), (20)	253,808,991	52.3%
Class B Common Stock:
Charles W. Ergen	238,435,208	100.0%
Cantey Ergen	238,435,208	100.0%
All Directors and Executive Officers as a Group (16 persons)	238,435,208	100.0%

*	Less than 1%.

(1)	Except as otherwise noted below, the address of each such person is 5701 South Santa Fe Drive, Littleton, Colorado 80120.

(2)	The following table sets forth, to the best knowledge of the Corporation, the actual ownership of the Corporation’s Class A Common Stock (including options exercisable within 60 Days) as of March 21, 2003 by: (i) each person known by the Corporation to be the beneficial owner of more than five percent of any class of the Corporation’s voting Shares; (ii) each Director or Director nominee of the Corporation; (iii) each Named Executive Officer; and (iv) all Directors and Executive Officers as a group:

	Number of	Percentage
Name	Shares	of Class

Class A Common Stock:
FMR Corp.	37,073,752	15.3%
Massachusetts Financial Services Company	14,327,431	5.9%
Putnam Investments, LLC	13,005,039	5.4%
James DeFranco	7,923,515	3.3%
Charles W. Ergen	2,637,260	1.1%
Cantey Ergen	2,341,260	1.0%
Michael T. Dugan	1,080,887	*
David K. Moskowitz	891,618	*
Soraya Hesabi-Cartwright	725,312	*
O. Nolan Daines	58,000	*
Raymond L. Friedlob	38,000	*
Michael R. McDonnell	20,454	*
Peter A. Dea	10,000	*
Jean-Marie Messier	10,000	*
Steven R. Goodbarn	10,000	*
All Directors and Executive Officers as a Group (16 persons)	15,373,783	6.2%

(3)	Mr. Ergen beneficially owns all of the EchoStar Class A common stock owned by his spouse, Mrs. Ergen. Mr. Ergen’s beneficial ownership includes: (i) 18,336 Class A Shares held in EchoStar’s 401(k) Employee Savings Plan (the “401(k) Plan”), (ii) the right to acquire 296,000 Class A Shares within 60 days upon the exercise of employee stock options, (iii) 238,435,208 Class A Shares issuable upon conversion of Mr. Ergen’s Class B Shares, and (iv) 13,300 Class A Shares held as custodian for his minor children.

(4)	The percentage of total voting power held by Mr. Ergen is approximately 91%, after giving effect to the exercise of Mr. Ergen’s options exercisable within 60 days.

(5)	Mrs. Ergen beneficially owns all of the EchoStar Class A common stock owned by her spouse, Mr. Ergen. Mrs. Ergen’s beneficial ownership includes: (i) 18,336 Class A Shares held in the 401(k) Plan, (ii) 238,435,208 Class A Shares issuable upon conversion of Mr. Ergen’s Class B Shares, and (iv) 13,300 Class A Shares held as custodian for her minor children.

(6)	The address of FMR Corp. is 82 Devonshire Street, Boston, Massachusetts 02109.

(7)	The address of Massachusetts Financial Services Company is 500 Boylston Street, Boston, Massachusetts 02116.

(8)	The address of Putnam Investments, LLC is One Post Office Square, Boston, Massachusetts 02109.

(9)	Includes: (i) 17,821 Class A Shares held in the 401(k) Plan; (ii) the right to acquire 160,000 Class A Shares within 60 days upon the exercise of employee stock options; (iii) 56,008 Class A Shares held as custodian for his minor children; and (iv) 2,250,000 Class A Shares controlled by Mr. DeFranco as general partner of a partnership.

(10)	Includes: (i) 17,017 Class A Shares held in the 401(k) Plan; and (ii) the right to acquire 953,520 Class A Shares within 60 days upon the exercise of employee stock options.

(11)	Includes: (i) 17,009 Class A Shares held in the 401(k) Plan; (ii) the right to acquire 371,398 Class A Shares within 60 days upon the exercise of employee stock options; (iii) 1,328 Class A Shares held as custodian for his minor children; (iv) 8,184 Class A Shares held as trustee for Mr. Ergen’s children; (v) 99,999 Class A Shares held in trust for the Moskowitz Family; and (vi) 37,785 Class A Shares held by a charitable foundation for which Mr. Moskowitz is a member of the Board of Directors.

(12)	Includes: (i) 2,129 Class A Shares held in the 401(k) Plan; and (ii) the right to acquire 710,402 Class A Shares within 60 days upon the exercise of employee stock options.

(13)	Includes the right to acquire 50,000 Class A Shares within 60 days upon the exercise of non-employee director stock options.

(14)	Includes the right to acquire 38,000 Class A Shares within 60 days upon the exercise of non-employee director stock options.

(15)	Includes the right to acquire 20,000 Class A Shares within 60 days upon the exercise of employee stock options.

(16)	Includes the right to acquire 10,000 Class A Shares within 60 days upon the exercise of non-employee director stock options.

(17)	Includes the right to acquire 10,000 Class A Shares within 60 days upon the exercise of non-employee director stock options.

(18)	Includes the right to acquire 10,000 Class A Shares within 60 days upon the exercise of non-employee director stock options.

(19)	Class A and Class B common stock beneficially owned by both Mr. and Mrs. Ergen is only included once in calculating the aggregate number of shares owned by directors and executive officers as a group. Includes: (i) 98,006 Class A Shares held in the 401(k) Plan; (ii) the right to acquire 4,207,115 Class A Shares within 60 days upon the exercise of employee stock options; (iii) 2,250,000 Class A Shares held in a partnership; (iv) 238,435,208 Class A Shares issuable upon conversion of Class B Shares; (v) 185,940 Class A Shares held in the name of, or in trust for, minor children and other family members; and (vi) 37,785 Class A Shares held by a charitable foundation for which Mr. Moskowitz is a member of the Board of Directors.

(20)	The number of shares shown for each of Mr. and Mrs. Ergen Includes 1,254,191 Class A Shares over which Mr. and Mrs. Ergen have voting power as Trustee for EchoStar’s 401(k) Plan. These shares also are beneficially owned through investment power by each individual 401(k) Plan participant. The Class A Shares individually owned by each of the Named Executive Officers through their participation in the 401(k) Plan are included in each respective Named Executive Officer’s information above.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires our directors, executive officers and holders of more than 10% of our common stock to file reports with the SEC regarding their ownership and changes in ownership of our equity securities. We believe that during the 2002 fiscal year, our directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements, with the exception of the following three inadvertent late reports: each of Mr. Daines and Mr. Goodbarn filed one late Form 4 relating to a single option grant, and Michael Kelly, one of our senior vice presidents, filed one late Form 5 relating to a single option grant. In making these statements, we have relied upon examination of copies of Forms 3, 4 and 5 provided to us and the written representations of our directors and officers.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Compensation Summary

     Our executive officers are compensated by certain of our subsidiaries. The following table sets forth the cash and non-cash compensation for the fiscal years ended December 31, 2002, 2001 and 2000 for the Named Executive Officers.

					Long Term
					Compensation
					Awards
					Securities
					Underlying
				Other Annual	Options	All Other
Name and Principal Position	Year	Salary	Bonus (1)	Compensation	(#) (2)	Compensation (3)

Charles W. Ergen	2002	$250,006	$375,000	$--	—	$21,045
Chairman and Chief Executive	2001	250,006	750,000	—	—	13,794
Officer	2000	250,000	750,000	—	500,000	28,813

David K. Moskowitz	2002	$208,462	$93,750	$--	—	$2,000
Senior Vice President, General	2001	119,230	187,500	—	—	4,499
Counsel and Director	2000	192,307	—	—	—	14,328

Michael R. McDonnell	2002	$208,462	$46,875	$--	—	$2,000
Senior Vice President and Chief	2001	200,000	93,750	—	—	4,070
Financial Officer	2000	96,923	30,000	—	50,000	—

Michael T. Dugan	2002	$266,923	$—	$—	—	$2,000
President and Chief Operating	2001	250,000	—	—	—	4,499
Officer	2000	242,311	—	—	500,000	14,328

Soraya Hesabi-Cartwright	2002	$237,693	$—	$—	—	$2,000
Executive Vice President -	2001	225,000		—	—	4,499
DISH Network	2000	216,365	—	—	250,000	14,328

(1)	A portion of the bonuses included in each year were earned in that year, but not paid until the following year.

(2)	During the years ended December 31, 2002 and 2001 there were no stock options granted to the Named Executive Officers.

(3)	“All Other Compensation” includes amounts contributed to our 401(k) Plan on behalf of the Named Executive Officers and compensation related to an EchoStar VI launch bonus stock award during April 2001. With respect to Mr. Ergen for 2002, 2001 and 2000, and Mr. McDonnell for 2001, “All Other Compensation” also includes tax preparation payments we made on their behalf.

     The following table lists option exercises and fiscal year end option values for the Named Executive Officers:

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

			Number of Securities
	Number of		Underlying Unexercised		Value of Unexercised
	Shares		Options at		In-the-Money Options at
	Acquired	Value	December 31, 2002 (#)		December 31, 2002 ($) (1)
	on Exercise	Realized
Name	(#)	($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Charles W. Ergen	107,649	$2,557,598	272,000	348,000	$1,127,520	$751,680
David K. Moskowitz	30,000	$616,300	347,398	48,000	$6,757,631	$780,480
Michael R. McDonnell	—	—	20,000	30,000	—	—
Michael T. Dugan	50,480	$1,163,034	929,520	348,000	$14,409,885	$780,480
Soraya Hesabi-Cartwright	52,314	$1,160,715	551,130	461,272	$7,335,374	$5,084,917

(1)	The dollar value of each exercisable and unexercisable option was calculated by multiplying the number of Class A Shares underlying the option by the difference between the exercise price of the option and the closing price (as quoted in the Nasdaq National Market) of a Class A Share on December 31, 2002.

Executive Compensation Committee Interlocks and Insider Participation

     During 2002 the Compensation Committee included Mr. Daines, who served on the committee until the expiration of his term in May 2002, Mr. Dea, who succeeded Mr. Daines in May of 2002, and Mr. Friedlob. Mr. Friedlob is a partner in the law firm of Friedlob, Sanderson, Paulson & Tourtillot, LLC. Mr. Friedlob’s law firm billed us approximately $457,252 in fees related to securities offerings and other corporate legal advice in 2002, of which approximately $49,667 was ultimately paid by third parties.

Director Compensation

     Our employee directors are not compensated for their services as directors. Our non-employee directors receive $1,000 for each Board meeting attended in person and $250 for each meeting attended by telephone. Except with respect to our annual meetings, our non-employee directors do not receive separate reimbursement of travel costs to attend Board meetings.

     Our non-employee directors are granted options to acquire Class A Shares upon election to the Board under our 1995 Nonemployee Director Stock Option Plan (our “1995 Director Plan”) or our 2001 Nonemployee Director Stock Option Plan (our “2001 Director Plan”). Options granted under our 1995 Director Plan and 2001 Director Plan are 100% vested upon issuance and have a term of five years. We have granted the following options under these plans:

     In December 1995, upon appointment to the Board, Mr. Friedlob was granted an option to acquire 8,000 Class A Shares at an exercise price of $2.53125 per share. These options were repriced to $2.1250 per share during July 1997. Mr Friedlob subsequently has been granted the following additional options: 40,000 Class A Shares at an exercise price of $2.1250 per share in February 1997; 40,000 Class A Shares at an exercise price of $6.00 per share in February 1999; and 10,000 Class A Shares at an exercise price of $33.109 per share in June 2000.

     In March 1998, upon appointment to the Board, Mr. Daines was granted an option to acquire 8,000 Class A Shares at an exercise price of $2.75. He subsequently has been granted the following additional options in respect of his service on the Board: 40,000 Class A Shares at an exercise price of $6.00 in February 1999 and 10,000 Class A Shares at an exercise price of $33.109 in June 2000.

     In June 2001, upon appointment to the Board, Mr. Dea was granted an option to acquire 10,000 Class A Shares at an exercise price of $32.42.

     In December 2002, upon appointment to the Board, Mr. Goodbarn was granted an option to acquire 10,000 Class A Shares at an exercise price of $22.26.

     In March 2002, upon appointment to the Board, Mr. Messier was granted an option to acquire 10,000 Class A Shares at an exercise price of $28.32.

Stock Incentive Plans

     We have two employee stock incentive plans, our 1995 Stock Incentive Plan and 1999 Stock Incentive Plan (the “Stock Incentive Plans”). We adopted the Stock Incentive Plans to provide incentives to attract and retain executive officers and other key employees. The Stock Incentive Plans are administered by our Compensation Committee. Key employees are eligible to receive awards under the Stock Incentive Plans at the Compensation Committee’s discretion.

     Awards available under the Stock Incentive Plans include: (i) common stock purchase options; (ii) stock appreciation rights; (iii) restricted stock and restricted stock units; (iv) performance awards; (v) dividend equivalents; and (vi) other stock-based awards. We have reserved up to 160 million Class A Shares for granting awards under the Stock Incentive Plans. Under the terms of the Stock Incentive Plans, the Compensation Committee retains discretion, subject to plan limits, to modify the terms of outstanding awards and to reprice awards.

     Options to purchase 20,828,925 Class A Shares were outstanding as of December 31, 2002. These options generally vest at the rate of 20% per year commencing one year from the date of grant. The exercise prices of these options, which have generally been equal to or greater than the fair market value at the date of grant, have ranged from $1.16625 to $79.00 per Class A Share.

     In February 1999 we adopted a long-term incentive plan under our 1995 Stock Incentive Plan. The plan provided our key employees with stock options that may not be exercised until we achieve certain long-term goals. Exercise of the options is also subject to our usual vesting schedule of 20% per year. The performance goals under the plan have not been achieved as of the date of this Proxy Statement. We cannot currently predict when those goals will be achieved or when the options granted under the plan will become exercisable.

     401(k) Plan

     In 1983, we adopted a defined-contribution tax-qualified 401(k) plan. Our employees become eligible for participation in the 401(k) plan upon completing six months of service with us and reaching age 19. 401(k) plan participants may contribute between 1% and 15% of their compensation in each contribution period, subject to the maximum deductible limit provided by the Internal Revenue Code. We may make a 50% matching employer contribution up to a maximum of $1,000 per participant per calendar year. We may also make an annual discretionary profit sharing or employer stock contribution to the 401(k) plan with the approval of the Board. During 2002 we expensed approximately $17 million related to our annual profit sharing contribution to the 401(k) plan.

     401(k) plan participants are immediately vested in their voluntary contributions and earnings on voluntary contributions. Our employer contributions to 401(k) plan participants’ accounts vest 20% per year commencing one year from date of employment.

Performance Graph

     The graph below sets forth the cumulative total return to our shareholders during the period from December 31, 1997 to December 31, 2002. The graph appearing below assumes the investment on December 31, 1997 of $100 in (i) Class A Shares of EchoStar, (ii) an industry peer group and (iii) the Nasdaq Composite Index and reflects reinvestment of dividends and market capitalization weighting. The industry peer group consists of: Adelphia Communications Corporation, Cablevision Systems Corporation, Comcast Corporation, Cox Communications Inc., EchoStar, Hughes Electronics Corporation, Pegasus Communications Corporation, AT&T Corporation and AOL Time Warner, Inc. Although the companies included in the industry peer group were selected because of similar industry characteristics, they are not entirely representative of our business.

Total Return Analysis

	12/31/1997	12/31/1998	12/31/1999	12/31/2000	12/31/2001	12/31/2002

EchoStar Communications	$100.00	$288.84	$2,328.62	$1,086.69	$1,312.15	$1,063.29
Peer Group	$100.00	$184.20	$329.71	$181.07	$184.84	$103.64
Nasdaq Composite	$100.00	$140.20	$260.94	$158.41	$125.07	$85.64

     The preceding graph and table shall not be deemed to be “solicited material” or “filed” or incorporated by reference in any filing we make under the Securities Act of 1933 (the “Securities Act”) or under the Exchange Act, irrespective of any general statement incorporating by reference this Proxy Statement into any such filing, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically incorporate this information by reference into a document we file under the Securities Act or the Exchange Act.

EXECUTIVE COMPENSATION COMMITTEE
REPORT ON EXECUTIVE COMPENSATION

General

     The purpose of EchoStar’s compensation policy is to offer compensation packages to attract, retain and motivate EchoStar’s executive officers over the long term. Since 1996, executive compensation has been reviewed by EchoStar’s Executive Compensation Committee (the “Compensation Committee”). The primary components of EchoStar’s executive compensation program are base salary and bonuses, conditional incentive-based bonuses and long-term incentive compensation in the form of stock options and other awards offered under our Stock Incentive Plans.

Base Salaries and Bonuses

     Annual base salaries paid to EchoStar’s executive officers have historically been at levels significantly below those generally paid to executive officers with comparable experience and responsibilities in the telecommunications industry or other similarly-sized companies. Because of these relatively low levels of compensation, EchoStar may experience difficulty in attracting and retaining executives at the highest performance levels. The Compensation Committee reviews all adjustments to annual base salaries paid to EchoStar’s executive officers. Compensation adjustments are based on recommendations from Charles W. Ergen, EchoStar’s Chairman of the Board and Chief Executive Officer. Factors considered by Mr. Ergen in making his recommendations to the

Compensation Committee include his perception of the individual’s performance, the individual’s success in achieving company and personal goals, and planned changes in responsibilities. Mr. Ergen also considers an individual’s extraordinary efforts resulting in tangible increases in corporate, division or department success in recommending increases in base salary and annual bonuses.

Incentive Compensation

     The management of EchoStar believes that executive officers who are able to contribute to EchoStar’s long-term success and help build incremental shareholder value should have a stake in that future success and value. This stake focuses the executive officers’ attention on managing EchoStar as owners with equity positions in EchoStar and aligns their interests with the long-term interests of our shareholders. Stock options therefore represent an important and significant component of EchoStar’s compensation program for executive officers. EchoStar attempts to create general incentives with its standard stock option grants and conditional incentives through special performance-based conditional grants.

     General Incentives. Standard awards under EchoStar’s Stock Incentive Plans are based on a review of the individual employee’s performance, years of service, position with EchoStar and long-term potential contribution to EchoStar. The number of options to be granted at any one time is based upon consideration of the foregoing factors, the employee’s level of responsibility and the number of options previously granted to the employee. EchoStar does not assign specific weights to these factors, although the employee’s position and a subjective evaluation of his performance are considered most important. To encourage executive officers to remain in EchoStar’s employ, options granted under EchoStar’s Stock Incentive Plans generally vest at the rate of 20% per year and have exercise prices not less than the fair market value of EchoStar’s Class A Common Stock on the date of grant.

     Conditional Incentives. In February 1999, EchoStar adopted a long-term incentive plan under its 1995 Stock Incentive Plan. The long-term incentive plan provided key employees with stock options that may not be exercised until EchoStar achieves certain long-term goals. Exercise of the options is also subject to EchoStar’s usual vesting schedule of 20% per year. The performance goals have not been achieved as of the date of this Proxy Statement. EchoStar cannot currently predict when those goals will be achieved or when the long-term incentive plan options will become exercisable.

Compensation of Chief Executive Officer

     The Compensation Committee believes that the compensation paid to Mr. Ergen has generally been at a level that is substantially below amounts paid to chief executive officers at other companies of similar size and in comparable industries.

     Mr. Ergen’s base salary for each of fiscal 2002, 2001 and 2000 was $250,000. Since 1996, changes in Mr. Ergen’s base salary are reviewed annually by the Compensation Committee based on recommendations from the Board. During 2002, Mr. Ergen was awarded a bonus of $375,000 to reward him for his efforts over the past year.

Respectfully submitted,

The EchoStar Executive Compensation Committee

Raymond L. Friedlob (member until December 31, 2002) Peter A. Dea Steven R. Goodbarn (member since January 1, 2003)

     The report of the Compensation Committee and the information contained therein shall not be deemed to be “solicited material” or “filed” or incorporated by reference in any filing we make under the Securities Act or under the Exchange Act, irrespective of any general statement incorporating by reference this Proxy Statement into any such filing, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically incorporate this information by reference into a document we file under the Securities Act or the Exchange Act.

INDEPENDENT AUDITORS

Appointment of Auditors

     Change in Auditors. Effective June 1, 2002, we determined not to renew the engagement of Arthur Andersen LLP as our independent auditors and appointed KPMG LLP as our independent auditors. This determination followed our decision to seek proposals from independent auditors to audit our financial statements for the fiscal year ending December 31, 2002. The decision not to renew the engagement of Arthur Andersen and to retain KPMG was approved by our Board upon the recommendation of our Audit Committee. Arthur Andersen’s report on our 2001 financial statements was issued on February 27, 2002 in conjunction with the filing of our Annual Report on Form 10-K for the year ended December 31, 2001.

     During our two most recent fiscal years ended December 31, 2001, and the subsequent interim period through June 1, 2002, there were no disagreements between us and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to Arthur Andersen’s satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

     None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K under the Exchange Act occurred within our two most recent fiscal years ended December 31, 2001 and the subsequent interim period through June 1, 2002. The audit reports of Arthur Andersen on our consolidated financial statements as of and for the fiscal years ended December 31, 2001 and 2000 do not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     We provided Arthur Andersen with a copy of the foregoing disclosures.

     During our two most recent fiscal years ended December 31, 2001, and the subsequent interim period through June 1, 2002, we did not consult with KPMG regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

     Appointment of Independent Auditors for 2003. KPMG served as our independent auditors for the fiscal year ended December 31, 2002, and the Board has proposed that our shareholders ratify the appointment of KPMG as our independent auditors for the fiscal year ending December 31, 2003. Please see Proposal No. 3 below.

     The Audit Committee, in its discretion, may direct the appointment of different independent auditors at any time during the year if the Audit Committee believes that a change would be in the best interests of our stockholders.

Fees Paid to Our Auditors for 2001

     Audit Fees. Arthur Andersen billed us approximately $225,000 in fees for the audit of our annual financial statements for the year ended December 31, 2001 and for reviews of our quarterly financial statements issued during 2001.

     Financial Information Systems Design and Implementation Fees. We did not incur fees payable to Arthur Andersen for financial information systems design and implementation in 2001.

     All Other Fees. Arthur Andersen also billed us approximately $271,000 in audit-related fees and approximately $132,000 in other fees for 2001. Audit-related fees related primarily to certain of our 2001 securities offerings, acquisition due diligence and accounting consultation. Other fees related to tax services.

Fees Paid to Our Auditors for 2002

     Audit Fees. KPMG billed us approximately $275,000 for the audit of our annual financial statements for the year ended December 31, 2002 and for reviews of our quarterly financial statements issued during 2002. Arthur Andersen billed us approximately $30,000 in audit fees for 2002 relating to their review of our financial statements for the first quarter of 2002.

     Audit-Related Fees. KPMG billed us approximately $213,739 and Arthur Andersen billed us approximately $88,293 for audit-related fees performed during 2002. Audit-related fees relate primarily to certain of our 2002 securities offerings, acquisition due diligence and accounting consultation.

     Tax Fees. KPMG billed us approximately $81,362 and Arthur Andersen billed us approximately $18,400 for fees related to tax services performed during 2002.

     All Other Fees. Neither of KPMG or Arthur Andersen billed us for other fees for 2002.

     Our Audit Committee has considered whether the provision of the services described above by our independent auditors is compatible with maintaining their independence.

REPORT OF THE AUDIT COMMITTEE

     The role of the Audit Committee is to assist EchoStar’s Board of Directors in its oversight of EchoStar’s financial reporting process. EchoStar’s management is responsible for its financial reporting process, including its system of internal control, and for the preparation and presentation of its consolidated financial statements in accordance with generally accepted accounting principles. EchoStar’s independent auditors are responsible for auditing those financial statements and expressing an opinion as to their conformity with generally accepted accounting principles. Our responsibility is to monitor and review these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures. We are not and may not be employees of EchoStar, and we may not represent ourselves to be or to serve as accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, we have relied without independent verification on representations by EchoStar’s management that its financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America. We have also relied on representations of EchoStar’s independent auditors included in their report on its financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with EchoStar’s management and independent auditors do not assure that EchoStar’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of EchoStar’s financial statements has been carried out in accordance with generally accepted auditing standards or that EchoStar’s independent auditors are in fact “independent.”

     In the performance of our oversight function, we reviewed and discussed with EchoStar’s management its audited financial statements for the fiscal year ending December 31, 2002. We also discussed these audited financial statements with EchoStar’s independent auditors. Our discussions with the independent auditors included the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. We also discussed with them their independence and any relationship that might affect their objectivity or independence. In connection with these discussions, we received and reviewed the written disclosures from KPMG LLP required by Independence Standards Board Standards No. 1, Independence Discussions with Audit Committees. Finally, we have considered whether the non-audit services provided by the independent auditors are compatible with maintaining their independence.

     Based on these discussions, we are not aware of any relationship between the independent auditors and EchoStar that affects the objectivity or independence of the independent auditors. Based on these discussions and our review discussed above, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, we recommended to EchoStar’s Board of Directors that its audited financial statements for fiscal 2002 be included in EchoStar’s 2002 Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission.

Respectfully submitted,

The EchoStar Audit Committee

Peter A. Dea Raymond L. Friedlob Steven R. Goodbarn

     The report of the Audit Committee and the information contained therein shall not be deemed to be “solicited material” or “filed” or incorporated by reference in any filing we make under the Securities Act or under the Exchange Act, irrespective of any general statement incorporating by reference this Proxy Statement into any such filing, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically incorporate this information by reference into a document we file under the Securities Act or the Exchange Act.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The law firm of Friedlob, Sanderson, Paulson & Tourtillott, LLC billed us approximately $457,252 in fees related to securities offerings and other corporate legal advice in 2002, of which approximately $49,667 was ultimately paid by third parties. Mr. Friedlob, a member of the Board who also serves on our Audit Committee and served on our Compensation Committee during 2002, is a member in that law firm.

PROPOSAL NO. 2 — AMENDMENT OF OUR ARTICLES OF INCORPORATION

     Under Article IX of our Amended and Restated Articles of Incorporation (our “Articles of Incorporation”), we are authorized to indemnify our directors, officers, employees and agents for certain costs and liabilities they may incur in the course of carrying out our business. Paragraph 5 of Article IX provides that we may pay litigation expenses, including attorneys fees, incurred by such indemnified persons upon receipt of an undertaking by an indemnified person to repay the expenses unless it is ultimately determined that the indemnified person was entitled to be indemnified by us. We believe this provision places an inappropriate burden on the indemnified person to obtain a final determination that he or she was entitled to indemnification of legal expenses. We also believe that the better practice is to provide that litigation expenses advanced to an indemnified person do not need to be repaid to us unless there is a final determination by a court that the indemnified person was not entitled to have his or her litigation expenses paid by us.

     Therefore, the Board proposes to amend our Articles of Incorporation to provide that we may pay the litigation expenses of an indemnified person upon receipt of an undertaking by such person to repay litigation expenses paid on their behalf by us if it shall be ultimately determined by a court that the indemnified person was not entitled to be indemnified by us. The form of the proposed amendment to our Articles of Incorporation is set forth as Appendix A to this Proxy Statement.

     The Board of Directors Unanimously Recommends a Vote for Approval of Proposal No. 2 (Item No. 2 on the Enclosed Proxy Card).

PROPOSAL NO. 3 — RATIFICATION OF INDEPENDENT AUDITORS

     We customarily ask our shareholders to ratify the appointment of our independent auditors at each annual meeting. The Board has appointed KPMG LLP as our independent auditors for the fiscal year ending December 31, 2003 and we are asking our shareholders to ratify this appointment at the Annual Meeting. Representatives of KPMG are expected to be present at the Annual Meeting and will have the opportunity to make any statements they may desire. They also will be available to respond to appropriate questions of shareholders.

     The Board of Directors Unanimously Recommends a Vote for Approval of Proposal No. 3 (Item No. 3 on the Enclosed Proxy Card)

WHERE TO GET ADDITIONAL INFORMATION

     As a reporting company, we are subject to the informational requirements of the Exchange Act and accordingly file our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements and other information with the Securities and Exchange Commission (“SEC”). The Public may read and copy any materials filed with the SEC at the SEC’s Public Reference Room at 450 Fifth Street, NW, Washington, DC 20549. Please call the SEC at (800) SEC-0330 for further information on the Public Reference Room. As an electronic filer, our public filings are maintained on the SEC’s Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of that website is http://www.sec.gov. In addition, our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act may be accessed free of charge through our website as soon as reasonably practicable after we have electronically filed such material with, or furnished it to, the SEC. The address of that website is http://www.echostar.com.

COST OF PROXY STATEMENT

     We will bear the cost of the solicitation of proxies. In addition to the use of the mail, proxies may be solicited by us personally, by telephone or by similar means. None of our directors, officers or employees will be specifically compensated for those activities. We do not expect to pay any compensation for the solicitation of proxies. However, we will reimburse brokerage firms, custodians, nominees, fiduciaries and other persons holding our shares in their names, or in the names of nominees, at approved rates for their reasonable expenses in forwarding proxy materials to beneficial owners of securities held of record by them and obtaining their proxies.

SUBMISSION OF SHAREHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

     Shareholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2004 Annual Meeting of Shareholders must submit the proposal to us no later than December 5, 2003. A notice of shareholder proposal submitted outside the processes of Rule 14a-8 of the Exchange Act will be considered untimely after February 18, 2004. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

OTHER BUSINESS

     Management knows of no other business that will be presented to the Annual Meeting other than that which is set forth in this Proxy Statement. However, if any other matter is properly presented at the Annual Meeting, the persons named in the accompanying form of proxy will have discretionary authority to vote on such matter in accordance with their best judgement.

By Order of the Board of Directors

DAVID K. MOSKOWITZ Senior Vice President, General Counsel, Corporate Secretary and Director

APPENDIX A

FORM OF CERTIFICATE OF AMENDMENT

OF THE

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

ECHOSTAR COMMUNICATIONS CORPORATION

     Echostar Communications Corporation (the “Corporation”), a corporation organized and existing under the laws of the State of Nevada, does hereby certify:

     FIRST: That the Board of Directors of the Corporation duly adopted a resolution setting forth the proposed amendment to the Corporation’s Amended and Restated Articles of Incorporation, declaring such amendment to be advisable and submitting such amendment to the shareholders of the Corporation for consideration thereof at the Corporation’s annual meeting of shareholders on May 6, 2003 at the principal offices of the Corporation.

     SECOND: That at such annual meeting of shareholders, such amendment was approved by receiving the affirmative vote of a majority of the total voting power of the Corporation entitled to vote at the meeting, in accordance with Section 78.390 of the Nevada Revised Statute (“NRS”). Pursuant to Article III, Section 3.5 of the Corporation’s Bylaws, and in accordance with Section 78.390 of the NRS, prompt written notice was given to all shareholders of record of such annual meeting.

     The resolution approving the amendment is as follows:

          RESOLVED, that ARTICE IX, Paragraph 5 of the Corporation’s Amended and Restated Articles of Incorporation is hereby amended and restated to read as follows:

5. Expenses (including attorneys fees) incurred in defending a civil or criminal action, suit or proceeding may be paid by the Corporation as they are incurred and in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in paragraph 4 of this Article IX upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount if it shall ultimately be determined by a final order of a court of competent jurisdiction that he or she is not entitled to be indemnified by the Corporation.

     IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and this Certificate of Amendment of the Amended and Restated Articles of Incorporation to be signed by its President this 6th day of May, 2003.

ECHOSTAR COMMUNICATIONS CORPORATION

By:

Michael T. Dugan, President

EchoStar Communications Corporation 5701 S. Santa Fe Drive Littleton, Colorado 80120	ADMISSION TICKET EchoStar Communications Corporation Annual Meeting of Shareholders

May 6, 2003 12:00 p.m., MDT Corporate Headquarters 5701 S. Santa Fe Drive Littleton, Colorado 80120

PLEASE BRING THIS ADMISSION TICKET TO THE MEETING WITH YOU

THE BOTTOM PORTION OF THIS FORM IS THE PROXY CARD. Each proposal is fully explained in the enclosed Notice of Annual Meeting of Shareholders and Proxy Statement. To vote your proxy, please MARK by placing an “X” in the appropriate box, SIGN and DATE the proxy. Then please DETACH and RETURN the completed proxy promptly in the enclosed envelope.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Charles W. Ergen and David K. Moskowitz, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated below, all Class A Shares and Class B Shares of EchoStar Communications Corporation held of record by the undersigned on March 21, 2003, at the Annual Meeting of Shareholders to be held on May 6, 2003, or any adjournment thereof.

1.	ELECTION OF SEVEN DIRECTORS.

☐ FOR all nominees listed below (except as marked to the contrary)

☐ WITHHOLD AUTHORITY to vote for all the nominees listed below

Peter A. Dea	James DeFranco	Cantey Ergen	Charles W. Ergen

Raymond L. Friedlob	Steven R. Goodbarn	David K. Moskowitz

(INSTRUCTION: To withhold authority to vote for an individual nominee, cross out that nominee’s name above.)

2.	TO APPROVE THE AMENDMENT OF ECHOSTAR COMMUNICATIONS CORPORATION’S AMENDED AND RESTATED ARTICLES OF INCORPORATION.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	TO RATIFY THE APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITOR.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF.

☐ FOR	☐ AGAINST	☐ ABSTAIN

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE THIS PROXY WILL BE VOTED FOR (1) THE ELECTION OF EACH OF THE SEVEN (7) DIRECTORS SET FORTH ABOVE, (2) THE AMENDMENT OF ECHOSTAR COMMUNICATION CORPORATION’S AMENDED AND RESTATED ARTICLES OF INCORPORATION AS SET FORTH HEREIN, AND (3) RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS. THIS PROXY CONFERS DISCRETIONARY AUTHORITY WITH RESPECT TO PROPOSALS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement furnished herewith.

Dated:		,2003

Signature

Signature if held jointly

Signatures should agree with the name(s) stenciled hereon. Executors, administrators, trustees, guardians and attorneys should indicate when signing. Attorneys should submit powers of attorney.

     PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE. THE TENDER OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING OR TO SUBMIT A LATER DATED REVOCATION OR AMENDMENT TO THIS PROXY ON ANY OF THE ISSUES SET FORTH ABOVE.